UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2006
King Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	001-15875 (Commission File Number)	54-1684963 (I.R.S. Employer Identification No.)

501 Fifth Street, Bristol, Tennessee (Address of principal executive offices)	37620 (Zip Code)
Registrant’s telephone number, including area code: (423) 989-8000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.
     On May 9, 2006, King Pharmaceuticals, Inc. announced its consolidated financial results for the quarter ended March 31, 2006. A copy of the press release issued in connection with the announcement is being furnished pursuant to this Item 2.02 as Exhibit 99.1 to this Current Report on Form 8-K.
ITEM 9.01 Financial Statements and Exhibits.
(d)          Exhibits

Exhibit
Number	Description
99.1	Press release issued by King Pharmaceuticals, Inc. dated May 9, 2006.
The press release is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

King Pharmaceuticals, Inc.
By:	/s/ Brian A. Markison
Brian A. Markison
President and Chief Executive Officer

Date: May 9, 2006

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release issued by King Pharmaceuticals, Inc. dated May 9, 2006.